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                                                                  EXHIBIT 10.38


                              CONSULTING AGREEMENT

             THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective as of the 16th day of August, 1996 (the "Effective Date") by and between (1) Air South Airlines, Inc., a Delaware corporation (the "Company"), and (2) The Pointe Group, L.L.C., a Maryland limited liability company ("TPG").

                                   RECITALS:

       A. The Company is engaged in the business of owning and operating an air carrier certificated by the U.S. government to engage in the provision of air transportation services in the common carriage of persons, property, and mail (the "Company Business"). The Company is based in Columbia, South Carolina and operates flights from and between various cities in the southern region of the United States to various major cities in the northeastern and Midwestern region of the United States.

       B. The Company is authorized to issue (1) 18,000,000 shares of common stock having a par value of $0.001 per share (the "Common Stock") and (2) 2,000,000 shares of preferred stock having a par value of $0.001 per share (the "Preferred Stock"), of which, (1) 6,917,182 shares of Common Stock are issued and outstanding, (2) 1,995,000 shares of Preferred Stock are issued and outstanding, and (3) 56,236,500 shares of Common Stock are reserved for issuance upon conversion of any outstanding shares of Preferred Stock and any issued and outstanding convertible debentures, and upon the exercise of any outstanding stock options and/or warrants; the amounts given in "(3)" above are subject to increase as a result of anti-dilution provisions applicable to the various issuance of convertible debt and preferred stock.

       C. TPG has various members and employees that have experience in operating companies engaged in the Company Business.

       D. The Company is in need of certain consulting services from TPG, on an interim and longer term basis, in connection with the conduct of all aspects of the Company Business. TPG has commenced providing such consulting services for the Company on an interim basis and TPG and the Company have entered into an Indemnification Agreement with respect thereto, the terms and conditions of which will remain in full force and effect. In order to induce TPG to provide such consulting services for and on behalf of the Company on a longer term basis beyond an interim basis, the parties desire to enter into this Agreement.

       E. The Company hereby agrees to engage TPG and TPG hereby agrees to accept such consulting engagement with the Company in accordance with the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual promises and covenants as contained herein, the parties hereto, intending to be legally bound, agree as follows:

       1.     Incorporation of Recitals.

              The Recitals set forth above shall be incorporated herein and made a part hereof by this reference.

       2.     Engagement.

              The Company hereby engages TPG to perform independent contractor, consulting, and management services, including by way of illustration but not limitation, to (a) supervise, operate, and manage the overall operations of the Company Business, including by way of illustration but not limitation, decisions regarding (i) airline schedules and routes, (ii) regulation of the Company Business by governmental authorities, (iii) aircraft and other equipment and real estate acquisitions and/or leases, (iv) formulation, implementation, and administration of strategies, policies, and practices, (v) formulation, implementation, and administration of budgets, business and financial plans,
(vi) hiring, firing, and supervising employees and consultants, (vii) setting compensation and benefit programs for employees and consultants, and (viii) such other duties, responsibilities, and authority usually and customarily granted to the chief executive officer of a company, and/or (b) provide such additional services as reasonably

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requested by the Company (collectively the "Services"). TPG agrees that it will at all times faithfully, industriously, and to the best of its ability, experience, and talents perform the Services. TPG shall, with the concurrence and approval of the Board of Directors of the Company and/or the Executive Committee of the Board of Directors of the Company, have the power to determine
(a) the specific duties that shall be performed by it in rendering the Services and (b) the means and manner by which those duties shall be performed. The specific employees of TPG that shall render the Services shall be John P. Tague, John Affeltranger, and Donna Phillips (the "TPG Team"). In connection with TPG's supervising, operating, and managing the overall operations of the Company Business, (a) John P. Tague shall have the officer title of President and Chief Executive Officer of the Company, and shall become a member of the Board of Directors of the Company, and (b) John Affeltranger shall have such officer titles as determined by the Board of Directors of the Company, after consultation with John P. Tague.

       3.     Term.

              The term of this Agreement shall commence on the Effective Date set forth above and shall continue for a period of two (2) years (the "Initial Term"), unless (a) terminated prior thereto pursuant to Section 8 hereof or (b) otherwise extended by the written agreement of the parties hereto.

       4.     Consideration.

              In addition to the TPG Acquired Stock (as hereinafter defined) and the expense reimbursement and other consideration hereinafter provided, for all Services rendered by TPG pursuant to this Agreement, the Company shall pay TPG the sum of $425,000 per year (the "TPG Fee"); provided, however, that in the event John P. Tague renders less than his full time and attention to the rendering of the Services by TPG pursuant to this Agreement, the TPG Fee shall be reduced to the sum of $325,000 per year. The TPG Fee shall be paid in advance in equal monthly installments of $35,416.67 in the event the TPG Fee is $425,000 per year or $27,083.33 in the event the TPG Fee is $325,000 per year.

       5.     Non-Exclusive Service.

              In connection with the Services to be rendered by TPG hereunder, it is expected that the TPG Team will be required to devote such time, attention, and energies as shall be mutually deemed necessary to the rendering of such Services. Notwithstanding the foregoing, the TPG Team shall be entitled to devote such time, attention, and energies as shall be required for (a) the TPG Team to complete their one existing and ongoing project of TPG dealing primarily with the disposition of various aircraft for a specific client, (b) the TPG Team to reassign its other projects with TPG to other contractors as necessary, (c) John P. Tague to act as a director and/or officer (but not involved in day to day management) of Semicon, Inc., a family owned business, and (d) the TPG Team, or any member thereof, to render such other services to such other company or client as shall be requested by TPG and reasonably approved by the Company.

       6.     Working Facilities.

              The Company shall be obligated to provide to and maintain for the TPG Team appropriate offices, supplies, equipment, and such other facilities and services, including but not limited to such technical, secretarial, and other support personnel, necessary to perform the Services.

       7.     TPG Acquired Stock.

              The Company hereby agrees to sell to TPG 6% of the outstanding Common Stock of the Company (the "TPG Acquired Stock"). The terms of the sale of the TPG Acquired Stock by the Company to TPG shall be as follows:

              (a) the determination of the number of shares of Common Stock of the Company which constitute the TPG Acquired Stock shall be done on a fully diluted basis, in accordance with the "treasury stock" calculation method, such that it shall be determined as if all convertible debt has been converted to preferred stock of the Company, all preferred stock of the Company has been converted to Common Stock of the Company, and all

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                     authorized and outstanding stock options and/or warrants of the Company have been fully exercised, including but not limited to all shares of the Company issued and outstanding as of December 31, 1996 plus shares of Common Stock issuable upon conversion of up to $12,500,000 of convertible debentures to be sold and issued prior to June 30, 1997;

              (b) the closing for the purchase by TPG from the Company of the TPG Acquired Stock shall take place on such date as shall be mutually agreed to by the parties hereto (the "TPG Acquired Stock Closing Date");

              (c) the closing for the purchase by TPG from the Company of the TPG Acquired Stock shall take place at the offices of the Company or such other location as shall be mutually agreed to by the parties hereto;

              (d) the purchase price for the TPG Acquired Stock shall be $0.02 per share (the "TPG Acquired Stock Purchase Price");

              (e) the TPG Acquired Stock Purchase Price shall be payable by TPG to the Company on the TPG Acquired Stock Closing Date in the form of cash or check in an amount equal to the par value of the TPG Acquired Stock together with TPG's noninterest bearing, promissory note, which shall be due and payable six (6) months from the TPG Acquired Stock Closing Date;

              (f) subject to the provisions of Section 7(g), the Company shall have the option to repurchase all of the "unvested" TPG Acquired Stock (the "Repurchase Option") in the event this Agreement is terminated before the end of the Initial Term for any of the reasons set forth in Sections 8(a), 8(c), or 8(d);

              (g) subject to the provisions of Section 7(g), the Company shall have the Repurchase Option to repurchase one-sixth (1/6th) of the "unvested" TPG Acquired Stock purchased by TPG in the event that John Affeltranger resigns as a member of the TPG Team before the end of the Initial Term of this Agreement; and

              (h) the Repurchase Option may be exercised only with respect to "unvested" TPG Acquired Stock and the TPG Acquired Stock shall vest as follows: (i) in equal quarterly increments during the Initial Term commencing with the Effective Date of this Agreement, with such vesting to be effective upon the last day of each calendar quarter, (ii) one-half of any "unvested" TPG Acquired Stock shall vest upon the death or permanent disability of John P. Tague, (iii) upon the closing by the Company of an IPO (as hereinafter defined),
                     (iv) upon the merger of the Company into or with another person, unless (A) the Company is the surviving entity and
                     (B) this Agreement remains in full force and effect, or (v) the sale of all or substantially all of the assets or stock of the Company to another person. The foregoing terms regarding the TPG Acquired Stock shall, if the parties hereto mutually so agree, be set forth in a separate agreement (the "Stock Purchase Agreement"), to be entered into within 30 days of the Effective Date of this Agreement. The Stock Purchase Agreement shall contain all usual and customary provisions, including the foregoing terms.

       8.     Termination of Engagement.

              This Agreement shall be terminated and the independent contractor consulting relationship between the Company and TPG shall cease upon the occurrence of any of the following events:

              (a)    by TPG for any reason, upon 30 days prior written notice;

              (b) by any party upon the expiration of the Initial Term or any subsequent term established in accordance with Section 3;

              (c) by the Company upon the death or permanent disability of John P. Tague or his resignation as the President and Chief Executive Officer of the

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                     Company;

              (d)    by the Company for "Cause", which for purposes of this
                     Section 8 shall mean any of the following: (i) TPG's breach of or failure to comply with or observe any of the material terms, conditions or agreements contained in this Agreement, which breach or failure to comply has not been cured within 30 days following written notice by the Company to TPG setting forth in detail the specific nature of such breach or failure to comply, or if such breach or failure to comply cannot be cured within such 30 day period, TPG has not, (A) within such 30 day period, commenced actions to cure such breach or failure to comply and diligently pursued such actions and (B) actually cured such breach or failure to comply within 90 days following such initial written notice by the Company to TPG, (ii) TPG or any member of the TPG Team shall be adjudged by a court of competent jurisdiction as guilty of (A) any willful or grossly negligent act which causes material harm to the Company, (B) any criminal act which causes material harm to the Company, (C) any act involving moral turpitude which causes material harm to the Company, or (D) any fraud upon the Company, or (iii) any member of the TPG Team shall be guilty of habitual absenteeism, chronic alcoholism or other form of chronic addiction;

              (e) by the Company upon 30 days prior written notice after the closing of the sale of shares of Common Stock of the Company offered under a registration statement filed by the Company pursuant to the Securities Act of 1933, the gross proceeds of which are not less than $10,000,000 (the "IPO").

       9.     Termination Obligations of the Company.

              (a) In the event of termination of this Agreement by the Company under Section 8(b) because of the expiration of the Initial Term or any subsequent term of this Agreement, or Section 8(e) because of the closing by the Company of an IPO, the Company shall have the following obligations to TPG:

                     (i) any unpaid portion of the TPG Fee earned through the date of termination shall be paid by the Company to TPG;

                     (ii) any unreimbursed expenses owed by the Company to TPG for expenses incurred through the date of termination shall be paid by the Company to TPG;

                     (iii) the Repurchase Option with respect to the TPG Acquired Stock shall lapse, such that all of the shares of the TPG Acquired Stock shall be fully vested;

                     (iv) the TPG Team shall each be offered full-time employment with the Company upon mutually satisfactory terms usual and customary in the airline industry for companies of comparable operations as the Company; provided, however, that the Company and John P. Tague shall enter into a written employment agreement (the "Tague Employment Agreement") which shall, for purposes of illustration but not limitation, contain the following provisions:

                            (1) he shall have the officer title of Chairman, President, and Chief Executive Officer of the Company, and shall be a member of the Board of Directors of the Company;

                            (2) he shall have duties at least as expansive as the Services set forth in Section 2 of this Agreement;

                            (3) he shall have an annual base salary and annual bonus as mutually agreed upon and usual and customary in the airline industry for companies of comparable operations as

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                                   the Company;

                            (4) a term and severance arrangement as mutually agreed upon and usual and customary in the airline industry for companies of comparable operations as the Company; and

                            (5) the Tague Option Arrangement, as set forth in more detail in Section 10 of this Agreement.

              (b) In the event of termination of this Agreement by the Company under Sections 8(a), 8(c), or 8(d), the Company shall have the following obligations to TPG:

                     (i) any unpaid portion of the TPG Fee earned through the date of termination shall be paid by the Company to TPG;

                     (ii) any unreimbursed expenses owed by the Company to TPG for expenses incurred through the date of termination shall be paid by the Company to TPG; and

                     (iii) the Company shall be entitled to exercise the Repurchase Option with respect to those shares of the TPG Acquired Stock that have not vested as of the date of termination.

       10.    Tague Stock Option.

              In the event that the Company offers and enters into the Tague Employment Agreement with John P. Tague, the Company shall grant to John P. Tague the option to acquire Common Stock of the Company (the "Tague Option Arrangement"). The Tague Option Arrangement shall be consistent with the Company's stock option plan and shall contain all usual and customary provisions, including by way of illustration but not limitation, the following:

              (a) Common Stock of the Company representing 5% of all shares of the Company shall be reserved for issuance pursuant to the Tague Option Arrangement (the "Tague Option Shares"), with the determination of the number of Tague Option Shares pursuant to which the Tague Option Arrangement shall apply being done on a fully diluted basis, in accordance with the "treasury stock" calculation method, such that it shall be determined as if all convertible debt has been converted to Common Stock of the Company, all Preferred Stock of the Company has been converted to Common Stock of the Company, and all authorized and outstanding stock options and/or warrants of the Company have been fully exercised; and

              (b) the Tague Option Shares granted shall be exercisable at the fair market value of the Common Stock on the date of each respective grant.

       11.    Registration Rights.

              TPG shall, with respect to the TPG Acquired Stock, and John P. Tague shall, with respect to the Tague Option Shares, be granted unlimited piggy-back registrations, with any cut-backs of shares to be registered pursuant to the applicable registration statement to be done on a pro-rata basis among all of the Sellers of Company Common Stock pursuant to the applicable registration statement. A specific Registration Rights Agreement containing all usual and customary provisions shall be entered into among TPG, John P. Tague and the Company.

       12.    Expense Reimbursement.

              The Company shall reimburse TPG and/or the TPG Team or directly pay all of the reasonable expenses incurred by TPG and/or the TPG Team in connection with the performance of TPG's Services in accordance with this Agreement, including by way of illustration but not limitation, as follows:

              (a) an amount equal to $__,000 for legal and related fees in connection with the preparation and review of this Agreement;

              (b) all ordinary and necessary travel, lodging, entertainment, and related expenses;

              (c) the cost of leasing a home in Columbia, South Carolina for and selected by John P. Tague for one (1) year in an amount not to exceed $3,000 per

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                     month;

              (d) the cost of leasing a home in Columbia, South Carolina for and selected by John Affeltranger for one (1) year in an amount not to exceed $1,250 per month;

              (e) the cost of food and lodging at a hotel in Columbia, South Carolina for and selected by John P. Tague and John Affeltranger until the homes referred to in sections 12(c) and 12(d) can be leased; and

              (f)    the cost of moving household and personal effects for John
                     P. Tague and John Affeltranger from Indianapolis, Indiana to Columbia, South Carolina to the rental homes referred to in Sections 12(c) and 12(d), and the cost of moving household and personal effects for John P. Tague and John Affeltranger from the rental homes referred to in Sections 12(c) and 12(d) located in Columbia, South Carolina to such permanent residences as John P. Tague and John Affeltranger shall each select upon moving out of the rental homes referred to in Sections 12(c) and 12(d), in an amount not to exceed $10,000 for John P. Tague and $10,000 for John Affeltranger.

       13.    Representations and Warranties.

              (a) The Company covenants, represents and warrants as of the Effective Date to TPG as follows:

                     (i) The Company has the sole and entire right, power and authority (a) to enter into this Agreement, (b) to fulfill the obligations imposed herein upon the Company, and (c) to consummate the transactions contemplated herein;

                     (ii) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

                     (iii) There are no agreements, contracts, understandings or commitments which would prevent the Company from entering into this Agreement, making any representations or warranties herein and/or consummating any of the transactions contemplated herein.

              (b) TPG covenants, represents and warrants as of the Effective Date to the Company as follows:

                     (i) TPG has the full and entire right, power and authority (a) to enter into this Agreement, (b) to fulfill the obligations imposed herein upon TPG, and
                            (c) to consummate the transactions contemplated herein;

                     (ii) This Agreement constitutes the legal, valid and binding obligation of TPG, enforceable against TPG in accordance with its terms; and

                     (iii) There are no agreements, contracts, understandings or commitments which would prevent TPG from entering into this Agreement, making any representations or warranties herein and/or consummating any of the transactions contemplated herein.

              (c) The representations, warranties, covenants, indemnities, obligations and agreements set forth in or made pursuant to this Agreement shall remain operative and shall survive the commencement and termination of this Agreement

       14.    Indemnification.

              (a) Neither the Company nor TPG as independent contractor shall be liable for any of the debts, liabilities or obligations of the other. Accordingly, the Company will indemnify TPG and TPG will indemnify the Company, and each will hold the other harmless from and against any and all loss, cost, damage, injury or expense (including court costs and reasonable attorneys' fees) whatsoever and howsoever arising which TPG or the Company (as the case may be) or any of their respective agents, successors or assigns incurs as a proximate result of (i) TPG or the Company (as the case may be) being held liable for any debt, liability or obligation of the Company or TPG (as the case may be) or (ii) any breach of this Agreement by the Company or TPG (as the case may be).

              (b) TPG will assume full responsibility for and will indemnify the Company and hold the Company harmless from and against any and all loss, cost, damage, injury or expense (including court costs and reasonable attorneys' fees) whatsoever and howsoever arising which the Company incurs relating to TPG's status as an independent contractor in connection with the non-withholding by the Company of federal, state, and local income taxes.

       15.    Notices

              All notices under this Agreement shall be in writing and shall be delivered by personal service, or by certified or registered mail, postage prepaid, return receipt requested, to the parties at the addresses herein set forth:

              To the Company:

              in care of:

              David Y. Monteith, III, Esquire
              Secretary and General Counsel
              Air South Airlines, Inc.
              2625 Airport Boulevard
              West Columbia, South Carolina 29170
              Telephone Number 803-822-0502
              Telecopy Number 803-822-4132

              To TPG:

              in care of:

              Mr. John P. Tague
              President and Chief Executive Officer
              Air South Airlines, Inc.
              2625 Airport Boulevard
              West Columbia, South Carolina 29170
              Telephone Number 803-822-0502
              Telecopy Number 803-822-8439

              with a copy to:

              David B. Armstrong, Esquire
              Ginsburg, Feldman and Bress Chartered
              1250 Connecticut Avenue, N.W.
              Washington, D.C. 20036
              Telephone Number 202-637-9068
              Telecopy Number 202-637-9195

       16.    Independent Contractor Status.

              Unless otherwise agreed by the parties, TPG is retained and engaged by the Company only for the purposes and to the extent set forth in this Agreement, and its relationship to the Company shall, during the period or periods of its engagement hereunder, be that of an independent contractor. Accordingly, the Company shall have no obligation to withhold any federal, state or local income or other taxes or other similar charges from the TPG Fee or other consideration payable by the Company to TPG. TPG shall be fully responsible for all such taxes or charges with respect to the members of the TPG Team. Furthermore, TPG shall be free to exercise its judgment as to the manner in which it and its employees will perform the Services expected of it with the concurrence and approval of the Board of Directors of the Company and/or the Executive Committee of the Board of Directors of the Company.

       17.    Alteration, Amendment, or Waiver.

              No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement, or understanding at a future time. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

       18.    Integration.

              This Agreement together with the Indemnification Agreement and other separate agreements referred to herein set forth (and are intended to be an integration of) all of the promises, agreements, conditions, understandings, warranties, and representations, oral or written, express or implied, among them with respect to the terms of the consulting engagement and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among them with respect to the terms of the consulting engagement other than as set forth in this Agreement together with the Indemnification Agreement and other separate agreements referred to herein.

       19.    Conflicts of Law.

              This Agreement shall be subject to and governed by the laws of the State of Delaware irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

       20.    Counterparts.

              This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

       21.    Further Assurances.

              The parties hereto agree to execute and deliver to the other such other documents or instruments as may be reasonable and necessary in furtherance of the performance of the terms, covenants, and conditions of this Agreement.

       22.    Benefits and Burden.

              This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, and personal representatives. This Agreement shall not be assignable.

              IN WITNESS WHEREOF, the Company and TPG have each caused this Agreement to be signed by its respective duly authorized officers and each of the parties hereto has executed this Agreement on the date and year first above written.

WITNESS/ATTEST:

                     The Company:

                     Air South Airlines, Inc.


                     By: /s/ Dennis B. Crosby
                        ------------------------
                        Name:  Dennis B. Crosby
                        Title: Vice President


                    TPG:

                     The Pointe Group, L.L.C.


                     By: /s/ John P. Tague
                        --------------------------
                        Name:  John P. Tague
                        Title: Co-Chairman and CEO

                            INDEMNIFICATION AGREEMENT

              THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of the 17th day of July, 1996 (the "Effective Date") by and between (1) Air South Airlines, Inc., a Delaware corporation (the "Company"), and (2) The Pointe Group, L.L.C., a Maryland limited liability company ("TPG").

                                   RECITALS:

       A. The Company is engaged in the business of owning and operating an air carrier certificated by the U.S. government to engage in the provision of air transportation services in the common carriage of persons, property, and mail (the "Company Business"). The Company is based in Columbia, South Carolina and operates flights from and between various cities in the southern region of the United States to various major cities in the northeastern and Midwestern region of the United States.

       B. The Company is authorized to issue (1) 18,000,000 shares of common stock having a par value of $0.001 per share (the "Common Stock") and (2) 2,000,000 shares of preferred stock having a par value of $0.001 per share (the "Preferred Stock"), of which, (1) 6,917,182 shares of Common Stock are issued and outstanding, (2) 1,995,000 shares of Preferred Stock are issued and outstanding, and (3) 56,236,500 shares of Common Stock are reserved for issuance upon conversion of any outstanding shares of Preferred Stock and any issued and outstanding convertible debentures, and upon the exercise of any outstanding stock options and/or warrants; the amounts given in "(3)" above are subject to increase as a result of anti-dilution provisions applicable to the various issuance of convertible debt and preferred stock.

       C. TPG has various members and employees that have experience in operating companies engaged in the Company Business.

       D. The Company is in need of certain consulting services from TPG, on an interim and longer term basis, in connection with the conduct of all aspects of the Company Business. TPG has commenced providing such consulting services for the Company on an interim basis, but in order to induce TPG to continue providing such consulting services for the Company on an interim basis, TPG has requested and the Company hereby agrees to indemnify TPG with respect to its actions for and on behalf of the Company.

       E. The Company and TPG intend to enter into a separate agreement (the "Consulting Agreement") with respect to the consulting services to be provided by TPG for and on behalf of the Company on a longer term basis.

       NOW, THEREFORE, in consideration of the mutual promises and covenants as contained herein, the parties hereto, intending to be legally bound, agree as follows:

       1.     Incorporation of Recitals.

              The Recitals set forth above shall be incorporated herein and made a part hereof by this reference.

       2.     Services.

              The Company hereby engages TPG, on an interim basis until a formal Consulting Agreement is entered into between the Company and TPG, for TPG to perform independent contractor, consulting, and management services, including by way of illustration but not limitation, to (a) supervise, operate, and manage the overall operations of the Company Business, including by way of illustration but not limitation, decisions regarding (i) airline schedules and routes, (ii) regulation of the Company Business by governmental authorities, (iii) aircraft and other equipment and real estate acquisitions and/or leases, (iv) formulation, implementation, and administration of strategies, policies, and practices, (v) formulation, implementation, and administration of budgets, business and financial plans, (vi) hiring, firing, and supervising employees and consultants, (vii) setting compensation and benefit programs for employees and consultants, and (viii) such other duties, responsibilities, and authority usually and customarily granted to the chief executive officer of a company, and/or (b) provide such additional services as reasonably requested by the Company (collectively the "Services"). TPG agrees that it will at all times faithfully, industriously, and to the best of its ability, experience, and talents perform the Services. TPG shall, with the concurrence and approval of the Board of Directors of the Company, and/or the Executive Committee of the Board of Directors of the Company have the power to determine (a) the specific duties that shall be performed by it in rendering the Services and (b) the means and manner by which those duties shall be performed. The specific employees of TPG that shall render the Services shall be John P. Tague, John Affeltranger, and Donna Phillips (the "TPG Team"). In connection with TPG's supervising, operating, and managing the overall operations of the Company Business, (a) John
P. Tague shall have the officer title of President and Chief Executive Officer of the Company, and shall become a member of the Board of Directors of the Company, and (b) John Affeltranger shall have such officer titles as determined by the Board of Directors of the Company, after consultation with John P. Tague.

       3.     Representations and Warranties.

              (a) The Company covenants, represents and warrants as of the Effective Date to TPG as follows:

                     (i) The Company has the sole and entire right, power and authority (a) to enter into this Agreement (b) to fulfill the obligations imposed herein upon the Company, and (c) to consummate the transactions contemplated herein;

                     (ii) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

                     (iii) There are no agreements, contracts, understandings or commitments which would prevent the Company from entering into this Agreement, making any representations or warranties herein and/or consummating any of the transactions contemplated herein.

              (b) TPG covenants, represents and warrants as of the Effective Date to the Company as follows:

                     (i) TPG has the full and entire right, power and authority (a) to enter into this Agreement, (b) to fulfill the obligations imposed herein upon TPG, and
                            (c) to consummate the transactions contemplated herein;

                     (ii) This Agreement constitutes the legal, valid and binding obligation of TPG, enforceable against TPG in accordance with its terms; and

                     (iii) There are no agreements, contracts, understandings or commitments which would prevent TPG from entering into this Agreement, making any representations or warranties herein and/or consummating any of the transactions contemplated herein.

              (c) The representations, warranties, covenants, indemnities, obligations and agreements set forth in or made pursuant to this Agreement shall commence as of the beginning of time and shall remain operative and shall survive the commencement and termination of this Agreement.

       4.     Indemnification.

              (a) Neither the Company nor TPG as an independent contractor shall be liable for any of the debts, liabilities or obligations of the other. Accordingly, the Company will indemnify TPG and TPG will indemnify the Company, and each will hold the other harmless from and against any and all loss, cost, damage, injury or expense (including court costs and reasonable attorneys' fees) whatsoever and howsoever arising which TPG or the Company (as the case may be) or any of their respective agents, successors or assigns incurs as a proximate result of (i) TPG or the Company (as the case may be) being held liable for any debt, liability or obligation of the Company or TPG (as the case may be) or (ii) any breach of this Agreement by the Company or TPG (as the case may be).

              (b) In the TPG Team's rendering of the Services hereunder and in their capacity as officers, directors, employees, independent contractors, and/or agents of the Company, the Company shall, as and to the extent permitted by the General Corporation Law of Delaware, indemnify the TPG Team, TPG, and the members, officers, employees, representatives, agents, successors, and assigns of TPG (collectively the "TPG Group") and hold the TPG Group harmless from and against any and all loss, cost, damage, injury or expense (including court costs and reasonable attorneys' fees) whatsoever and howsoever arising which the TPG Group or any person within the TPG Group incurs relating to their actions under this Agreement and the status of the TPG Team as officers, directors, employees, independent contractors, and/or agents of the Company. In addition, the Company shall include the TPG Group and the persons within the TPG Group as beneficiaries and covered persons in the Company's insurance policy to protect the TPG Group and the persons within the TPG Group relating to their status as officers, directors, employees, independent contractors, and/or agents of the Company.

       5.     Notices

              All notices under this Agreement shall be in writing and shall be delivered by personal service, or by certified or registered mail, postage prepaid, return receipt requested, to the parties at the addresses herein set forth:

              To the Company:

              in care of:

              David Y. Monteith, III, Esquire
              Secretary and General Counsel
              Air South Airlines, Inc.
              2625 Airport Boulevard
              West Columbia, South Carolina 29170
              Telephone Number 803-822-0502
              Telecopy Number 803-822-4132

              To TPG:

              in care of:

              Mr. John P. Tague
              President and Chief Executive Officer
              Air South Airlines, Inc.
              2625 Airport Boulevard
              West Columbia, South Carolina 29170
              Telephone Number 803-822-0502
              Telecopy Number 803-822-8439

              with a copy to:

              David B. Armstrong, Esquire
              Ginsburg, Feldman and Bress Chartered
              1250 Connecticut Avenue, N.W.
              Washington, D.C. 20036
              Telephone Number 202-637-9068
              Telecopy Number 202-637-9195

       6.     Alteration, Amendment, or Waiver.

              No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced.

The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement, or understanding at a future time. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


       7.     Integration.

              This Agreement sets forth (and is intended to be an integration of) all of the promises, agreements, conditions, understandings, warranties, and representations, oral or written, express or implied, among them with respect to the terms of the matters set forth herein and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among them with respect to the matters set forth herein other than as set forth herein.

       8.     Conflicts of Law.

              This Agreement shall be subject to and governed by the laws of the State of Delaware irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

       9.     Counterparts.

              This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

       10.    Further Assurances.

              The parties hereto agree to execute and deliver to the other such other documents or instruments as may be reasonable and necessary in furtherance of the performance of the terms, covenants, and conditions of this Agreement.

       11.    Benefits and Burden.

              This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, and personal representatives. This Agreement shall not be assignable.

       IN WITNESS WHEREOF, the Company and TPG have each caused this Agreement to be signed by its respective duly authorized officers and each of the parties hereto has executed this Agreement as of the date and year first above written.

WITNESS/ATTEST:

                     The Company:

                     Air South Airlines, Inc.




                     By:
                        --------------------------
                        Name:  Dennis B. Crosby
                        Title: Vice President

                     TPG:

                     The Pointe Group, L.L.C.

                     By:
                        --------------------------
                        Name:  John P. Tague
                        Title: Co-Chairman and CEO